UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2007 (April 30, 2007)

Interactive Intelligence, Inc.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-27385 (Commission File Number)	35-1933097 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of Principal Executive Offices)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 30, 2007, Interactive Intelligence, Inc. (the “Company”) issued a press release announcing its revenue growth for the quarter ended March 31, 2007 compared to the quarter ended March 31, 2006. The press release included an incorrect percentage for the Company’s revenue growth (i.e. 34% instead of 35%). The error was a clerical oversight by the Company and does not materially affect its results of operation and financial condition for the quarter ended March 31, 2007, as reported in the Company’s press release issued on May 1, 2007 and included in a current report on Form 8-K.

The Company issued a corrected press release on May 2, 2007, which restated the original press release with the correct percentage.  See the registrant’s original press release attached hereto as Exhibit 99.1 and the registrant’s corrected press release attached hereto as Exhibit 99.2, which are incorporated by reference into this Item 2.02.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

The following items are furnished as exhibits to this current report on Form 8-K:

99.1	Press Release, dated April 30, 2007, issued by Interactive Intelligence, Inc.
99.2	Press Release, dated May 2, 2007, issued by Interactive Intelligence, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence, Inc. (Registrant)

Date: May 2, 2007	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 30, 2007, issued by Interactive Intelligence, Inc.
99.2	Press Release, dated May 2, 2007, issued by Interactive Intelligence, Inc.